Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to "240.14a-12

                           Chester Valley Bancorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X]     No fee required.
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        1)      Title of each class of securities to which transaction applies:
                .......................................................
        2)      Aggregate number of securities to which transaction applies:
                  .......................................................
        3)      Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                .......................................................
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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                 .......................................................
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                 .......................................................
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
                           CHESTER VALLEY BANCORP INC.
                            100 EAST LANCASTER AVENUE
                         DOWNINGTOWN, PENNSYLVANIA 19335
                                 (610) 269-9700

                            NOTICE OF ANNUAL MEETING
                         TO BE HELD ON OCTOBER 25, 2004


TO THE SHAREHOLDERS OF CHESTER VALLEY BANCORP INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Chester Valley Bancorp Inc. (the "Company") will be held on Monday, October 25, 2004, at 10:00 AM Eastern Time, at the Downingtown Country Club, 85 Country Club Drive in Downingtown, Pennsylvania, for the following purposes:

     (1) To elect three directors for a term of three years or until successors have been elected and qualified;

     (2) To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2005; and

     (3) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on September 3, 2004, are entitled to notice of and to vote at the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER YOU OWN. ACCORDINGLY, EVEN IF YOU PLAN TO BE PRESENT AT THE MEETING YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE ACCOMPANYING THIS NOTICE. NO POSTAGE NEED BE AFFIXED TO THE RETURN ENVELOPE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                                 Colin N. Maropis, Secretary
Downingtown, Pennsylvania
September 10, 2004

                           CHESTER VALLEY BANCORP INC.
                            100 EAST LANCASTER AVENUE
                         DOWNINGTOWN, PENNSYLVANIA 19335


             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 25, 2004

     This Proxy Statement is furnished to the holders of common stock of Chester Valley Bancorp Inc. (the "Company"), a holding company which owns all of the outstanding shares of stock of First Financial Bank ("First Financial" or the "Bank") and Philadelphia Corporation for Investment Services ("PCIS"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held on October 25, 2004, at 10:00 AM Eastern Time at the Downingtown Country Club, 85 Country Club Drive in Downingtown, Pennsylvania, and at any adjournment thereof.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about September 17, 2004.

VOTING AND PROXY INFORMATION

     Only holders of record of the Company's common stock, par value $1.00 per share, at the close of business on September 3, 2004 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had 4,878,195 outstanding shares of common stock. Each outstanding share of the Company's common stock entitles the record holder thereof to one vote.

     Shareholders may vote at the Annual Meeting in person or by proxy. The proxy solicited hereby, if properly signed and returned to the Company before the Annual Meeting and not subsequently revoked, will be voted in accordance with the instructions specified therein. If no instructions otherwise are given, the proxy will be voted FOR the nominees for director listed below and FOR the ratification of the appointment of the Company's independent auditors.

     Any additional business that may properly come before the Annual Meeting will be voted upon by the proxies in accordance with their best judgment. Management of the Company is not aware of any additional matters that may come before the meeting.

     A shareholder who has submitted a proxy may revoke it at any time before it is exercised by providing written notice of its revocation to the Secretary of the Company.

     The Company's Bylaws provide that a quorum at an annual meeting consists of shareholders representing, either in person or by proxy, a majority of the votes that all shareholders are entitled to cast on the matters to come before the meeting. The Bylaws further provide that a majority of the votes cast by all shareholders present in person or by proxy and entitled to vote will decide any question brought before the meeting unless otherwise provided by statute or the Company's Bylaws or Articles of Incorporation.

     The nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast will be elected as directors. The affirmative vote of a majority of the votes cast by all shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is necessary to approve the ratification of the appointment of the Company's independent auditors.

     Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will have no effect on the outcome of voting with respect to the proposals.

SOLICITATION OF PROXIES

     The expenses of the solicitation of proxies will be borne by the Company. Certain officers, directors and employees of the Company may solicit proxies personally, by mail, telephone, telegraph, or otherwise. Such persons will not receive any fees or other compensation for such solicitation. The Company will reimburse brokers, custodians, nominees and fiduciaries for all reasonable expenses which they have incurred in sending proxy materials to the beneficial owners of the Company's common stock held by them.

CERTAIN BENEFICIAL OWNERS AND SECURITY OWNERSHIP OF MANAGEMENT

     Set forth below is certain information as of September 3, 2004, concerning the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding common stock of the Company, each nominee for election as director, each other member of the Company's Board of Directors, the Chief Executive Officer and the other most highly compensated executive officer(s), and all directors and executive officers as a group.


  =============================================================================================
  NAME AND ADDRESS OF                         NUMBER OF SHARES                PERCENT OF
  BENEFICIAL OWNER                          BENEFICIALLY OWNED (1)         COMMON STOCK (2)
  ---------------------------------------------------------------------------------------------
  G. Richard Bertolet                             27,775                      0.57%*(3)
  ---------------------------------------------------------------------------------------------
  Edward T. Borer                                 41,647                      0.85%*(3)
  ---------------------------------------------------------------------------------------------
  James J. Clarke, Phd                             1,000                      0.02%*(3)
  ---------------------------------------------------------------------------------------------
  Donna M. Coughey                                95,029                      1.95%(3)(5)
  ---------------------------------------------------------------------------------------------
  Joseph T. Crowley                                2,675                      0.05%*(3)
  ---------------------------------------------------------------------------------------------
  John J. Cunningham, III, Esquire                37,511                      0.77%*(3)
  ---------------------------------------------------------------------------------------------
  Gerard F. Griesser                              55,443                      1.14%(3)(5)
  ---------------------------------------------------------------------------------------------
  Matthew D. Kelly                                33,075                      0.68%*(3)
  ---------------------------------------------------------------------------------------------
  Colin N. Maropis                                61,449                      1.26%(3)(6)
  ---------------------------------------------------------------------------------------------
  James E. McErlane, Esquire                     353,692                      7.25%(3)(4)
  ---------------------------------------------------------------------------------------------
  Emory S. Todd, Jr., CPA                         52,525                      1.08%(3)
  ---------------------------------------------------------------------------------------------
  Madeleine Wing Adler, Phd.                       3,675                      0.08%*(3)
  ---------------------------------------------------------------------------------------------
  William M. Wright                               50,983                      1.05%(3)
  ---------------------------------------------------------------------------------------------
  Chester Valley Bancorp Inc.                    315,799                      6.47%(7)
  Employee Stock Ownership Plan ("ESOP")
  100 E. Lancaster Avenue
  Downingtown, PA  19335
  ---------------------------------------------------------------------------------------------
  Directors and Executive Officers as a Group    816,479                      16.74%(8)(3)(7)
  (13 persons)
  =============================================================================================

(1) Pursuant to rules promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), an individual is considered to beneficially own any shares of common stock if he or she has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, the shares; or (2) investment power, which includes the power to dispose of, or to direct the disposition of, the shares. Except as otherwise indicated, the individuals named exercise sole voting and investment power over the indicated shares.


(2) The percentages were calculated based upon the shares of common stock outstanding on September 3, 2004, which equaled 4,878,195.

(3) Includes shares purchasable under stock options that are exercisable or will become exercisable within 60 days of September 3, 2004, to purchase shares of common stock as follows: Mr. Bertolet - 27,775 shares; Mr. Borer
     - 18,110 shares; Mr. Clark - 1,000 shares; Ms. Coughey - 92,218 shares; Mr. Crowley - 2,050 shares; Mr. Cunningham - 24,140 shares; Mr. Griesser - 21,825 shares; Mr. Kelly - 33,075 shares; Mr. Maropis - 29,286 shares; Mr. McErlane - 24,140 shares; Mr. Todd - 24,140 shares; Ms. Wing Adler - 3,675 shares and Mr. Wright - 24,140 shares.

(4) Includes 142,497 shares held in a trust of which Mr. McErlane is a co-trustee with shared voting and investment power; 105,704 shares held by Mr. McErlane and his spouse as tenants by the entireties with right of survivorship; 76,961 shares held in the Lamb, Windle & McErlane Pension Fund for the benefit of Mr. McErlane.

(5) Includes shares registered as follows: Mr. Griesser's spouse - 246 shares, Ms. Coughey's spouse - 1,158 shares.

(6)  Includes 26,657 shares held in Mr. Maropis's ESOP account.

(7) As of September 3, 2004, the ESOP held 315,799 shares of the Company's common stock, all of which were allocated to participants' accounts. Under the terms of the Plan and the trust agreement for the ESOP, the trustee of the ESOP, Bank of New York, has voting power over shares if they have not been allocated to participants' accounts as of the record date for determining shareholders entitled to vote, and the trustee has the authority to dispose of allocated and unallocated shares only pursuant to the directions of participants with respect to a response to a tender or exchange offer. Shares, which are allocated to participants' accounts are voted by the trustee in accordance with instructions from the participants. The trustee is empowered to vote any unallocated shares, as well as any shares for which instructions from participants are not received in a timely manner, at its sole discretion. The ESOP Committee which administers the Plan is composed of three individuals appointed by the Company's Board of Directors and has dispositive power with respect to all shares, except with respect to a response to a tender or exchange offer. Donna M. Coughey, a Director and President and Chief Executive Officer of the Company; William M. Wright, a Director of the Company; and James E. McErlane, a Director and Chairman of the Board of the Company, serve as members of the ESOP Committee. The individual members of the ESOP Committee disclaim beneficial ownership of the shares held by the ESOP.

(8) Includes 325,574 shares of common stock purchasable pursuant to stock options that are presently exercisable, and 26,657 shares allocated to executive officers' accounts in the ESOP. Excludes all other shares in the ESOP with respect to which three directors, in their capacity as Plan Administrators, have dispositive power and do not have voting power.


* INDICATES BENEFICIAL OWNERSHIP OF LESS THAN 1% OF THE ISSUED AND OUTSTANDING COMMON STOCK.

                      ELECTION OF DIRECTORS OF THE COMPANY
                                 (PROXY ITEM 1)

ELECTION OF DIRECTORS; CONTINUING DIRECTORS

     The Company's Bylaws provide that the Board of Directors shall consist of not less than three directors, with the exact number of directors at any time to be determined by the Board. The Board of Directors has fixed the number of directors at nine.

     The Company's Bylaws and charter also provide for the division of the Board of Directors into three classes as nearly equal in number as possible, with members of each class having a term of office of three years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of shareholders for a three-year term. The term of three of the present directors will expire at the 2004 Annual Meeting.

     Unless contrary instructions are given, the shares represented by proxies solicited hereby will be voted for the nominees named below. Any shareholder who wishes to withhold authority from the proxy holders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. Shareholders cannot cumulate their votes for the election of directors. No proxy may be voted for a greater number of persons than the number of nominees named.

     Each of the nominees named below has consented to being named as a nominee and has agreed to serve, if elected. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. The Company's Board of Directors has no reason to believe that any nominee listed below will be unable to serve as a director.

     Set forth below is certain information as of September 3, 2004, concerning each nominee for election as director and each other continuing member of the Company's Board of Directors. No nominee or director of the Company is related to any other director or executive officer of the Company. All of our nominees currently serve as directors of the Company and First Financial Bank.


                          NOMINEES FOR THE THREE-YEAR TERM EXPIRING IN 2007

=====================================================================================================
                          POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
NAME AND AGE              DURING THE PAST FIVE 5 YEARS                               YEAR ELECTED(1)
=====================================================================================================
Donna M. Coughey          Director; President and CEO of the Company and First           2000
(Age 54)                  Financial Bank since November 2000.  Chairman and CEO
                          of Mellon Bank of Delaware from August 1996 to
                          November 2000.
-----------------------------------------------------------------------------------------------------
John J. Cunningham,       Director; Chairman of Business Law Department of Cozen         1998
III, Esquire              O'Connor, Philadelphia, Pennsylvania, since March
(Age 62)                  2000; Partner of Schnader, Harrison, Segal & Lewis LLP,
                          Philadelphia, Pennsylvania, 1969 - February, 2000.
-----------------------------------------------------------------------------------------------------
William M. Wright         Director; retired General Manager of Malcolm Wright            1980
(Age 64)                  Buick Olds, Inc., in Coatesville, Pennsylvania.
=====================================================================================================

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS


                                             CONTINUING DIRECTORS

===============================================================================================================
                                 POSITION WITH THE COMPANY AND PRINCIPAL
NAME AND AGE                      OCCUPATION DURING THE PAST FIVE YEARS                    TERM (1)
--------------------------------------------------------------------------------------------------------------
Edward T. Borer           Director; Retired Chairman of Philadelphia Corporation         1998 - 2006
(Age 65)                  for Investment Services from 1995 to July 2003,
                          President and CEO 1989-1995; Chairman and Director
                          of EnergyNorth, Inc. (exempt public utility holding
                          company) from 1982 to 2000.
--------------------------------------------------------------------------------------------------------------
James J. Clarke           Director; Principal - Clarke Consulting from 2002 to           2003 - 2005
(Age 62)                  present; Professor of Finance and Economics -
                          Villanova University 1972 to 2002.
--------------------------------------------------------------------------------------------------------------
Gerard F. Greiser         Director; President of Trident Financial Group, Inc.           1988 - 2005
(Age 55)                  (mortgage banking firm), Devon, Pennsylvania since
                          before 1987.
--------------------------------------------------------------------------------------------------------------
James E. McErlane         Director, Chairman of the Board; Attorney and                  1991- 2006
(Age 61)                  Principal of the Law Firm of Lamb McErlane PC, West
                          Chester, Pennsylvania, since 1971.
--------------------------------------------------------------------------------------------------------------
Emory S. Todd, Jr.        Director; Self-employed Certified Public Accountant in         1987 - 2005
(Age 63)                  Chester Springs, Pennsylvania since before 1987.
--------------------------------------------------------------------------------------------------------------
Madeline Wing Adler       Director; President of West Chester University, West           2003 - 2006
(Age 64)                  Chester, Pennsylvania since 1992.
==============================================================================================================

(1) Includes service as a director of First Financial prior to the formation of the Company as a holding company in 1990.

SHAREHOLDER NOMINATIONS

     The Company's Bylaws provide procedures, which shareholders must follow in order to make nominations for election to the Company's Board of Directors. Under these provisions, shareholders of record may make nominations for election to the Board of Directors by submitting such nominations in writing to the Secretary of the Company at least 30 days prior to the date of an annual meeting, together with (i) information about the person(s) proposed to be nominated that is required to be disclosed in a proxy statement for solicitation of proxies with respect to nominees for election as directors pursuant to regulations under the Exchange Act, (ii) a representation that the shareholder making the nomination is a holder of record of shares of the Company, is entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to make the nomination, (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming each such other person) pursuant to which the nomination or nominations are to be made by the shareholder, and (iv) the consent of each nominee to serve as a director of the Company if elected. Only those persons nominated by the Board of Directors and by shareholders as described above shall be voted upon at the Annual Meeting, unless the Board fails to make its nominations at least 30 days before the Annual Meeting, in which case nominations for directors may be made at the Annual Meeting by any shareholder entitled to vote at such meeting.

THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company and First Financial meet regularly once each month and may have additional committee and special meetings. During the fiscal year ended June 30, 2004, the Boards of Directors of both the Company and First Financial met twelve times.

     The Board of Directors of the Company has an AUDIT COMMITTEE, which overseas the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee is directly responsible for the appointment, evaluation, retention and oversight of the work of the Company's independent auditor, determines the independent auditor's compensation, and has authority to conduct any investigation appropriate to fulfilling its responsibilities. The Audit Committee is currently composed of Messrs. Todd (Chairman), Clarke and Wright, and Ms. Wing Adler. Each member of the Audit Committee meets the independence requirements of the Exchange Act and the listing standards of the NASDAQ stock market. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements, and the Board has determined that both Messrs. Todd and Clarke are "audit committee financial experts" as defined in SEC Rules. The Audit Committee operates under a written charter adopted by the Board of Directors of the Company, a copy of which is included as Appendix A to this Proxy Statement. The Audit Committee met four times during the fiscal year ended June 30, 2004. The Audit Committee's report is included on page 15 of this Proxy Statement.

     The Board of Directors of the Company also has established a NOMINATING COMMITTEE, which makes recommendations to the Board with respect to the selection of candidates as nominees for election as directors. The Nominating Committee consists of Messrs. Greiser (Chairman), Clarke and Todd and Ms. Wing Adler. Each member of the Nominating Committee is independent as defined under the NASDAQ stock market listing standards. The Nominating Committee met one time during the fiscal year ended June 30, 2004. In considering candidates for nomination as directors, the Nominating Committee will consider persons recommended by shareholders. Shareholders who desire the Nominating Committee to consider their recommendations for nominees for the position of directors should submit their recommendations in writing to the Nominating Committee in care of the Corporate Secretary, Chester Valley Bancorp Inc., 100 East Lancaster Avenue, Downingtown, Pennsylvania 19335. The shareholder recommending a person for nomination should include a statement of the qualifications of the recommended person.

     In its assessment of a potential candidate, the Nominating Committee will review the nominee's experience, independence, understanding of the Company's businesses or related industries, the current needs of the Board, and such other factors as the Committee may determine are pertinent in light of the needs of the Board at the time. The Committee will also take into account the ability of a person to devote the time and effort necessary to fulfill his or her responsibilities. Nominees may be suggested to the Committee by other directors, members of management, as well as by shareholders. The Committee also has authority to engage consultants to help identify or evaluate potential director nominees. The Nominating Committee operates under a separate charter adopted by the Board of Directors, a copy of which is included as Appendix B to this Proxy Statement.

     The Boards of Company and First Financial also have EXECUTIVE COMMITTEES, which are authorized to exercise the powers of the Boards of Directors between regular meetings of the Boards. Both Executive Committees are composed of Ms. Coughey and Messrs. Cunningham and McErlane. The Executive Committee met two times during the fiscal year ended June 30, 2004.

     The Company and First Financial's Board have a COMPENSATION COMMITTEE, which reviews and approves recommendations for salary increases consistent with the Company and First Financial's compensation plans. The Committee is composed as Messrs. Wright (Chairman), Borer, Greiser, Todd and Clarke, all except Mr. Borer are independent as defined in NASDAQ stock market rules. Mr. Borer is not considered to be independent because he had been employed by PCIS until June 2003. However, due to his extensive knowledge and experience in the industry and the valuable insight he brings to the Committee, the Board concluded that Mr. Borer's membership on the Committee is required for the best interests of the Company and its shareholders.

     In the fiscal year ended June 30, 2004, each director of the Company attended at least 75% of the aggregate of the number of meetings of the Company's Board and the number of meeting held by Committees of the Company's Board on which he or she served. A majority of the Company's directors are independent as defined in NASDAQ stock market rules.

DIRECTORS' FEES

     Directors, with the exception of those who are full time employees of First Financial Bank, receive a quarterly fee of $3,000, and the Chairman of the Board of Directors receives a quarterly fee of $12,500. Members of the Company's Board and First Financial's Board who serve on Board Committees or, in the case of First Financial, various bank committees, with the exception of those who are full time employees of First Financial, also receive the following fees: The Chairman of the Audit Committee receives a fee of $1,000 per month and the other members of the Audit Committee receive a fee of $500 per meeting; and members of each other committee receive a fee of $300 for each committee meeting attended. Except for the Chairman of the Board, an additional fee of $150 per hour is paid to directors (other than those who are full time employees of First Financial) for Board and committee meetings attended to the extent such meetings extend beyond two hours. All directors are eligible to receive stock options under the Company's stock option plans (the "Stock Option Plans"). In the fiscal year ended June 30, 2004, no options were granted to directors.

COMMUNICATIONS WITH DIRECTORS

     The Board of Directors provides a process for shareholders to send communications to the Board and to specified individual directors. All shareholder communications (other than recommendations made to the Nominating Committee of candidates for directors, described above), should be addressed to the Board of Directors, or specific named directors, as applicable, c/o Shareholder Relations Administrator, Chester Valley Bancorp Inc., 100 East Lancaster Avenue, Downingtown, Pennsylvania 19335. The Shareholder Relations Administrator will open and log in all such communications, and, unless trivial or obscene, will cause it to be forwarded to the applicable directors (or, if there is not sufficient time to forward it prior to the next scheduled Board meeting, will cause it to be delivered to the applicable directors at the next scheduled Board meeting). Trivial items will be delivered to the applicable directors at the next scheduled Board meeting. Mail may be addressed to a particular director, or to "outside directors" or "non-management directors", and will be forwarded accordingly. The log of all correspondence addressed to directors will be maintained for periodic review by any interested director.

     The Company's policy is to encourage, but not require, directors to attend the annual meeting of the Company's shareholders. At the Company's annual meeting held in October 2003, all directors were in attendance.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on the Company's review of copies of reports received by it and written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 2004 its executive officers and directors complied with all Section 16 (a) filing requirements applicable to them.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following information is provided with respect to executive officers of the Company and First Financial Bank who do not serve on its Board of Directors (i.e., executive officers in addition to Ms. Coughey). There are no arrangements or understanding between the Company and any person pursuant to which any such officers were selected. No executive officer is related to any other executive officer or director of the Company.

     COLIN N. MAROPIS (AGE 52) - EXECUTIVE VICE PRESIDENT OF THE COMPANY AND
          FIRST FINANCIAL; SECRETARY OF THE COMPANY

          Mr. Maropis joined First Financial in 1977. He served in various capacities until 1983, at which time he was elected as Assistant Vice President of Lending. In September 1986 he was appointed Vice President of Lending, a position he held until his appointment to Senior Vice President in May 1989. Mr. Maropis was appointed Executive Vice President in November 1997 and Secretary in October 2003.

     MATTHEW D. KELLY (AGE 41) - EXECUTIVE VICE PRESIDENT OF FIRST FINANCIAL AND
          CHIEF OPERATING OFFICER OF PCIS

          Mr. Kelly joined First Financial in March 2002. Prior to his employment, he was Managing Director of PNC Advisors from October 2000 until joining First Financial. From 1997 to 2000, he served as Business Center Regional Manager for Mellon Bank. From 1990 to 1997, he served in various capacities at Mellon Bank with increased levels of responsibility.

     G. RICHARD BERTOLET (AGE 57) - EXECUTIVE VICE PRESIDENT OF FIRST
          FINANCIAL

          Mr. Bertolet joined First Financial in August 2002. From 2001 until the time he joined First Financial, he was a self-employed bank consultant. From 1995 through 2001, he served as Senior Vice President and Middle Market Regional Manager for Mellon Bank. Prior to 1995, he held various positions with Mellon Bank and its predecessor Girard Bank. He has over 35 years of Banking experience including lending, credit administration and retail management.

     JOSEPH T. CROWLEY (AGE 42) - CFO AND TREASURER OF THE COMPANY AND FIRST
          FINANCIAL

          Mr. Crowley joined First Financial and the Company in June 2003. Prior to his employment, he was Chief Financial Officer for Applied Card Systems, Inc. in Glen Mills, Pennsylvania from September 2000 until joining the Company. From 1991 to 2000, he served as President of Crusader Bank in Philadelphia, Pennsylvania as well as Chief Financial Officer for its' parent, Crusader Holding Corporation.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the cash compensation paid or accrued by the Company as well as certain other compensation paid or accrued, during each of the last three fiscal years, to the Chief Executive Officer ("CEO") and each other executive officer whose salary and bonus exceeded $100,000 during any such fiscal year.


-----------------------------------------------------------------------------------------------------------------
                                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
                                                                               LONG-TERM
                                                                             COMPENSATION
                                            ANNUAL COMPENSATION                 AWARDS
-----------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                                                                                ALL OTHER
POSITION                           YEAR      SALARY (1)      BONUS (1)       OPTIONS # (2)     COMPENSATION (3)
-----------------------------------------------------------------------------------------------------------------
Donna M. Coughey                   2004     $  290,000      $       --               --            $   9,321
President and CEO                  2003     $  288,636      $       --           26,250            $      --
                                   2002     $  250,000      $       --           41,978            $      --

Joseph T. Crowley                  2004     $  150,000      $       --               --            $     865
Chief Financial Officer            2003     $   11,538      $       --            1,050            $      --



Colin N. Maropis                   2004     $  128,076      $       --               --            $      --
Executive Vice President           2003     $  122,859      $    5,000            5,250            $  36,438
                                   2002     $  114,400      $   32,318            7,825            $  31,704

Matthew Kelly                      2004     $  160,000      $       --               --            $   3,200
Executive Vice President           2003     $  159,976      $    3,000           22,050            $      --
                                   2002     $       --      $       --           11,576            $     --

G. Richard Bertolet                2004     $  170,000      $       --            1,000            $   1,869
Executive Vice President           2003     $  144,974      $       --           26,775            $      --
-----------------------------------------------------------------------------------------------------------------

(1) Each of the above officers received all of their salaries and bonuses from First Financial. Included in salaries are amounts deferred at the election of the named Executive Officer pursuant to a deferred compensation plan. Amounts deferred under the deferred compensation plan earn interest until such time as the funds are withdrawn from the Plan. The Company has no employees.

(2) The numbers of shares under options granted in fiscal 2003 and 2002 have been adjusted for the September 2003 and 2002 5% stock dividends and no adjustment has been made for the September 2004 5% stock dividend.

(3) This represents the value of the common stock allocated to the accounts of the named executive officers in the ESOP during such fiscal year, valued as of the date of such allocation, and the amount of net income of the Employee Stock Ownership Trust (which holds the assets of the ESOP) credited to their ESOP accounts during the fiscal year. Also, includes the Company's match of the employee's 401K contribution as well as auto allowance provided Ms. Coughey.

During fiscal 2004, there were no options granted to the named executive officers.

The following table summarizes the stock option exercises during the fiscal year and the value of options held at fiscal year-end of the five (5) named executive officers:


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

-----------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                       OPTIONS/SARS AT FISCAL              OPTIONS/SARS AT
                                                            YEAR-END (#)               FISCAL YEAR-END ($)(2)
                                                    -------------------------------------------------------------
                           SHARES        VALUE
       NAME             ACQUIRED ON     REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                        EXERCISE (#)     ($)(1)
-----------------------------------------------------------------------------------------------------------------
Donna M. Coughey            --            --           72,090         20,128         $449,353       $52,712
-----------------------------------------------------------------------------------------------------------------
Joseph T. Crowley           --            --            1,050             --         $  2,224       $    --
-----------------------------------------------------------------------------------------------------------------
Colin N. Maropis            --            --           21,283          8,003         $146,465       $36,415
-----------------------------------------------------------------------------------------------------------------
Matthew D. Kelly            --            --           13,781         19,294         $ 69,351       $44,320
-----------------------------------------------------------------------------------------------------------------
G. Richard Bertolet         --            --           14,963         12,812         $ 85,520       $17,768
-----------------------------------------------------------------------------------------------------------------

(1) Value is based on the closing price of a share of the Company's common stock on the Nasdaq Stock Market on the date of exercise.

(2) Value is based on the closing price of the Company's common stock on the Nasdaq Stock Market System on June 30, 2004, minus the exercise price.

The following table provides information about equity compensation arrangements, which have been approved by shareholders:



                                          EQUITY COMPENSATION PLAN INFORMATION
---------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF SECURITIES REMAINING
                          NUMBER OF SECURITIES TO BE        WEIGHTED-AVERAGE         AVAILABLE FOR FUTURE ISSUANCE
                            ISSUED UPON EXERCISE OF         EXERCISE PRICE OF         UNDER EQUITY COMPENSATION
     PLAN CATEGORY           OUTSTANDING OPTIONS,          OUTSTANDING OPTIONS,      PLANS (EXCLUDING SECURITIES
     -------------           WARRANTS AND RIGHTS           WARRANTS AND RIGHTS          REFLECTED IN COLUMN (A))
                             -------------------           -------------------          ------------------------
                                     (A)                           (B)                            (C)
---------------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
   PLANS APPROVED BY
    SECURITY HOLDERS               680,305                      $15.92                         134,057
---------------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
 PLANS NOT APPROVED BY
    SECURITY HOLDERS                     0                      $ 0.00                               0
---------------------------------------------------------------------------------------------------------------------
        TOTAL                      680,305                      $15.92                         134,057
---------------------------------------------------------------------------------------------------------------------

PENSION PLAN

     The Company does not have a retirement or pension plan. The Bank, however, maintains a noncontributory defined benefit pension plan (the "Plan") covering all salaried employees of the Bank who have been employed by the Bank for one year and have attained 21 years of age. The Plan, as supplemented, provides annual pension benefits to eligible retired employees at 65 years of age equal to 1.5% of their average annual salary during the highest five consecutive years multiplied by their years of accredited service.

     The following table shows the estimated annual retirement benefit payable pursuant to the Plan upon retirement at age 65, based on average annual salary during the five highest consecutive years before retirement, to Bank employees having the average salary levels and years of service specified in the table.

     The Bank annually makes such contributions as are actuarially necessary to provide the retirement benefits established under such plan. The benefits listed in the table are not subject to any deduction for Social Security or other offset. Annual retirement benefits are paid monthly to an employee during his lifetime. An employee may elect to receive lower monthly payments, in order for his or her surviving spouse to receive monthly payments under the Plan for the remainder of the spouse's life.

------------------------------------------------------------------------------
                       AMOUNT OF ANNUAL RETIREMENT BENEFIT
                          WITH CREDITED SERVICE OF: (1)
-----------------------------------------------------------------------------
  AVERAGE
  ANNUAL
 EARNINGS     10 YEARS     20 YEARS     30 YEARS       40 YEARS      50 YEARS
-----------------------------------------------------------------------------
 $ 25,000     $ 3,750      $ 7,500      $ 11,250      $ 15,000       $ 8,750
-----------------------------------------------------------------------------
   50,000       7,500       15,000        22,500        30,000        37,500
-----------------------------------------------------------------------------
   75,000      11,250       22,500        33,750        45,000        56,250
-----------------------------------------------------------------------------
  100,000      15,000       30,000        45,000        60,000        75,000
-----------------------------------------------------------------------------
  125,000      18,750       37,500        56,250        75,000        93,750
-----------------------------------------------------------------------------
  150,000      22,500       45,000        67,500        90,000       112,500
-----------------------------------------------------------------------------
  175,000      26,250       52,500        78,750       116,250       142,500
-----------------------------------------------------------------------------
  200,000      30,000       60,000        90,000       120,000       150,000
-----------------------------------------------------------------------------
  225,000      33,750       67,500       101,250       135,000       168,750
-----------------------------------------------------------------------------
  250,000      37,500       75,000       112,500       150,000       187,500
-----------------------------------------------------------------------------
  300,000      45,000       90,000       135,000       180,000       225,000
-----------------------------------------------------------------------------
  400,000      60,000      120,000       180,000       240,000       300,000
-----------------------------------------------------------------------------

(1) Ms. Coughey and Messrs. Bertolet, Crowley and Kelly do not have 10 years of credited service. Mr. Maropis has 26 years of credited service under the Plan.


OTHER EMPLOYEE BENEFITS

     During the fiscal year ended June 30, 2003, the Company entered into Executive Survivor Income Agreements with various employees, including Ms. Coughey and Messrs. Bertolet, Kelly and Maropis. The total pre- and post-retirement death benefit payable to Ms. Coughey's beneficiaries if she dies is $500,000, while the pre- and post-retirement benefit payable to Messrs. Bertolet, Kelly and Maropis's beneficiaries is $250,000. The benefit is payable if the employee who entered into the Executive Survivor Income Agreement dies before age 85 while employed by First Financial or after service with First Financial terminates:

          o    as a result of disability;

          o by voluntary termination after having reached age 62 with 5 years of service to First Financial;

          o within 12 months after a change in control, if the employee's termination service was involuntary but without cause or voluntary with good reason. For this purpose, good reason can exist if any of a number of adverse employment actions affecting the employee is taken after a change in control, such as a reduction in the employee's salary or authority or relocation of First Financial's offices. As defined in the Executive Survivor Income Agreements, the term "change in control" includes events such as a merger or consolidation with another corporation where less than a majority of the combined voting power of the resulting corporation after the merger or consolidation is held by persons who were holders of the Company's voting securities immediately before the merger, a sale of substantially all of the Company's assets, acquisition by a person or group of 25% or more of the Company's stock, and a change of the composition of the Company's board of directors such that the current directors cease to constitute a majority of the board. No benefits are payable unless the employee dies before attaining the age of 85.

     Benefits payable under the Executive Survivor Income agreements are not funded. The Executive Survivor Income Agreements represent the mere promise on First Financial's part to pay benefits, which will be paid from First Financial's general assets. To assure itself of funds sufficient to pay the promised death benefits, First Financial purchased insurance on the employees' lives, through a single premium payment. First Financial owns the policies and is the sole beneficiary. Of the total premium paid for insurance on the various employees' lives, $177,653, $195,781, $225,194 and $134,737 are attributable to insurance purchased on the life of Ms. Coughey, Mr. Maropis, Mr. Bertolet and Mr. Kelly, respectively. Because the insurance is for the benefit of First Financial, not the employees, the premium amounts are not reflected in the Summary Compensation Table. First Financial expects that the policies' death benefits will be sufficient to allow First Financial to pay all benefits promised under the Executive Survivor Income Agreements and to recover in full the entire premium paid.

     The entire amount of the death benefit paid by First Financial is included in the recipient's taxable income. This follows from the fact that the payment is a compensatory one, based on a promise made in exchange for the employee's services. From the perspective of the recipient of death benefits, the benefits do not constitute life insurance proceeds because the benefit is paid by First Financial and not by the insurance company. In contrast, First Financial may exclude from its taxable income the proceeds of the insurance policy at the employee's death.

EMPLOYMENT AGREEMENTS

     The Company and First Financial have entered into employment agreements with Donna M. Coughey, their President and Chief Executive Officer and Colin N. Maropis, their Executive V.P. and having three-year terms. The Chief Executive Officer's and such Executive Vice President's employment agreements are automatically extended for one year upon each anniversary of the commencement date of the agreements after review and approval by the Board of Directors, unless notice is given by either party at least 45 days prior to such anniversary date. The agreements provide for minimum annual base salaries, which may be increased from time to time by agreement of the parties, presently of $300,000 and $130,966, respectively.

     Under the agreements, each such named executive officer's employment is terminable for any reason by the Company and First Financial, but any termination without just cause, as defined, would entitle the officer to receive certain severance benefits described below. Termination for "just cause" is defined in the agreements to mean termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), willful violation of a final cease-and-desist order, willful or intentional breach or neglect of the officer's duties under the agreements, persistent negligence or misconduct in the performance of such duties or a material breach of any of the terms of the agreements. The agreements provide for payment of death benefits, if the officer should die with heirs during the term of the agreements, in an amount equal to one-half of the officer's total yearly compensation at the date of death. The agreements also contain provisions by which the President/CEO and Executive Vice President would receive specified severance benefits in the event that employment is voluntarily terminated for good reason, as defined.

     If the executive officers' employment is terminated by the Company and First Financial for other than just cause, or if the officer terminates employment for good reason consisting of (i) a failure by the Company and First Financial to comply with any material provisions of the agreements (unless cured within 10 days after notice of noncompliance has been given by the officer to the Company and First Financial) or (ii) any purported termination of the officer's employment which is effected by the Company and First Financial without proper notice specifying the basis for termination, then the employment agreements require the Company and First Financial to pay as severance to the officer an amount equal to the sum of the officer's annual base compensation at the time of termination plus the compensation the officer would have received during the remaining term of the agreements based upon his or her annual base compensation in effect prior to proper notice of termination having been given, such payment to be made over a two-year period. If the officer's employment was terminated by reason of these provisions on the date of this Proxy Statement, the President/CEO would be entitled to receive approximately $825,000, and the Executive V.P. would be entitled to receive $352,209 under the employment agreements. In addition, if the officer's employment is terminated other than for just cause and other than by reason of an order issued by a federal or state bank regulatory authority removing the officer from office or prohibiting the officer from participating in the conduct of the Company's or First Financial's affairs, or if the officer voluntarily terminates employment for good reason (as defined), the Company and First Financial shall maintain in effect for the continued benefit of the officer, for the remaining term of the officer's agreement (up to three years), all employee benefit plans and programs in which the officer was entitled to participate immediately prior to the date of termination, to the extent permissible under the general terms and provisions of such plans and programs.

     The employment agreements further provide for severance payments if the above-named executive officer voluntarily terminates employment for good reason consisting of (a) the occurrence of a change in control of the Company or First Financial or (b) after a change in control of the Company or First Financial,
(1) the assignment to the officer of any duties inconsistent with the officer's positions, duties, responsibilities and status with the Company and First Financial immediately prior to the change in control, (2) a change in the officer's reporting responsibilities, titles or offices as in effect immediately prior to the change in control, or (3) any removal of the officer from, or any failure to re-elect the officer to, any such positions (unless in connection with a termination of the officer's employment for just cause, disability, death or retirement, or by reason of an order issued by a federal or state regulatory authority removing the officer from office or prohibiting the officer from participating in the conduct of the Company's or First Financial's affairs). In such case, the severance payment from the Company and First Financial to the officer will equal the aggregate present value of the product of (i) the average aggregate annual compensation paid to the officer and includable in the officer's gross income for federal income tax purposes during the five calendar years preceding the taxable year in which the date of termination occurs, multiplied by (ii) 2.99, such payment to be made in a lump sum on or before the fifth day following the date of termination. If the employment of the officer were terminated by reason of these provisions on the date of this Proxy Statement, the President/CEO would be entitled to receive $765,441 and the above-named Executive V.P. would be entitled to receive $401,311, under the employment agreements. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which exceed the base compensation (the individual's compensation from the employer) of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control and the aggregate present value of payments in the nature of compensation equals or exceeds three times the base compensation. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the employer is not entitled to deduct the amount of such excess payments. The employment agreements provide that if the severance payment to the named executive officer constitutes a parachute payment in the opinion of counsel to the Company and First Financial in consultation with the Company's independent accountants, then payment shall be reduced to the largest amount that can be paid without constituting an excess parachute payment.

     The employment agreements generally define "change in control" to mean (i) a change in control as defined in regulations, (ii) an event that would be reported in response to Item 6(e) of Schedule 14A of the Exchange Act, (iii) the acquisition by any person (other than the Company or any person who, at the beginning of the employment contract, was a director or officer of the Company or First Financial) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company or First Financial representing 25% or more of the combined voting power of the Company's or First Financial's then outstanding securities, (iv) during any period of two consecutive years, there is a change in a majority of either the Board of Directors of the Company or First Financial for any reason unless the election of each new director was approved by at least two-thirds of the directors then in office who were directors at the beginning of the period or (v) the Company ceases to be a publicly-owned corporation. The change in control provision included in the employment agreements would increase the cost to a potential acquirer of the Company or First Financial and may therefore operate as an anti-takeover device.

     Additionally, the Company and the Bank entered into a severance agreement with Joseph T. Crowley, the Company and Bank's Chief Financial Officer, whereby the Company agrees to provide such executive with severance compensation equal to one year's base salary plus certain benefits in the event his employment is terminated without cause within one year of a Change in Control. Change in Control is defined as the occurrence of either of the following: (a) Any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 as in effect from time to time (the "Exchange Act") is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or the Bank (excluding the Company's ownership in the Bank) representing 51% or more of the combined voting power of the Company's or the Bank's then outstanding securities, or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

     Additionally, the Company and the Bank entered into severance agreements with G. Richard Bertolet and Matthew D. Kelly, each an Executive Vice President, whereby the Company agrees to provide such executive with severance compensation equal to one year's base salary plus certain benefits in the event his employment is terminated without cause within one year of a Change in Control. In the event the Executive Vice President obtains employment within the one-year period, the severance compensation would be discontinued. Change in Control is defined as the occurrence of either of the following: (a) Any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 as in effect from time to time (the "Exchange Act") is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or the Bank (excluding the Company's ownership in the Bank) representing 67% or more of the combined voting power of the Company's or the Bank's then outstanding securities, or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company or the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

REPORT OF THE COMPENSATION COMMITTEE

     The Committee believes that the overall enhancement of the Company's performance and, in turn shareholder value, depends to a significant extent on the establishment of a close relationship between the financial interests of shareholders and those of the Bank's employees, especially its senior management. In addition to a desired pay-for-performance relationship, the Committee also believes that the Bank must maintain an attractive compensation package that will attract, motivate and retain executive officers who are capable of making significant contributions towards the success of the Bank.

     At the Bank, salary levels are based on an evaluation of the individuals' performance and competitive pay practices. The salary levels are then reviewed and ratified by the Committee. The Committee reviews the evaluations of senior management and the performance of the President. (The President does not participate in deliberations of her own compensation.) While the Committee does not use strict numerical formulas to determine changes in the compensation of the President and the other executive officers of the Bank and while it weighs a variety of different factors in its deliberations, it emphasizes earnings, profitability, capital position and income levels as factors in setting the compensation of the Bank's executive officers, in particular the President. It also takes into account non-quantitative factors, including such factors as the level of responsibility and general management oversight. While the various quantitative factors approved by the Committee were considered in evaluating individual officer performance, such factors were not assigned a specific weight in evaluating the performance of the President or the other executive officers.

     Periodically, independent compensation consultants are engaged to review the compensation and benefits programs of the Bank in relation to similar programs and practices of other companies who are direct competitors for employees' services, including executive talent. Salary levels for all employees are compared to peers who have similar job responsibilities in other companies. Results of the study, along with recommendations for any changes, are reported to the Compensation Committee.

     An important component of the Bank's executive compensation package is an incentive compensation plan, which provides for cash payments and options to executive officers based on the performance of the Bank in relation to a set of performance goals and targets. The institutional goals are recommended by management each year and approved by the Committee and the Board of Directors. All officers of the Bank are eligible to participate in the program. The incentive compensation of executive officers is more closely linked to Bank performance, while the incentive compensation of junior officers is more closely linked to personal performance.

                             COMPENSATION COMMITTEE
                             ----------------------

                             William M. Wright, Chairman
                             Edward T. Borer
                             James J. Clark
                             Gerard F. Griesser
                             Emory S. Todd

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Bank has the responsibility for establishing an appropriate compensation policy for employees, including executive officers of the Bank, and for overseeing the administration of that policy.

     The Compensation Committee of the Board of Directors of the Bank consists of Messrs. William M. Wright (Chairman), Edward T. Borer, James J. Clarke, Gerard F. Greisser and Emory S. Todd. During the fiscal year ended June 30, 2004, none of these individuals had any transactions or relationships with the Company requiring specific disclosure under applicable rules of the Securities and Exchange Commission, and there were no "interlocking" or cross-board memberships that are required to be disclosed under the Commission's rules, except as follows:

     o Mr. Griesser is a director and president of a mortgage-banking firm from which the Bank purchased single-family residential mortgage loans in the years prior to the last two fiscal years. While no such purchases were made in fiscal 2004 or 2003, the Bank intends to continue to have the option of making such purchases during the current fiscal year.

     For a general description of credit transactions and relationships, which directors and executive officers of the Company and their associates may have had with the Bank during fiscal 2004, see "Certain Transactions of Management and Others with the Company and Subsidiaries."

REPORT OF THE AUDIT COMMITTEE

     The primary role of the Audit Committee is to oversee the Company's accounting and financial reporting processes and the annual independent audit of the Company's financial statements. In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; as amended by Statement on Auditing Standards No. 90, Communication with Audit Committees. Further the Committee has received the written disclosures and the letter from the Independent Auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditors' independence and has discussed the independence of KPMG LLP with the firm.

     Based upon the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 ---------------

                                 Emory S. Todd, Jr., Chairman
                                 James J. Clarke
                                 William M. Wright
                                 Madeleine Wing Adler

PERFORMANCE GRAPH

     The following graph presents the five year cumulative total return on Chester Valley Bancorp's common stock, compared to the S&P 500 Index, the Nasdaq
- Total US, the Nasdaq - Banks and the SNL Mid-Atlantic Bank Index for the five year period ended June 30, 2004. The comparison assumes that $100 was invested in the Company's common stock and each of the foregoing indices and that all dividends have been reinvested. The stock price performance for the Company's common stock is not necessarily indicative of future performance.



                   [TOTAL RETURN PERFORMANCE GRAPHIC OMITTED]


                                                              PERIOD ENDING
--------------------------------------------------------------------------------------------------------
INDEX                                  06/30/99   06/30/00   06/30/01   06/30/02   06/30/03    06/30/04
--------------------------------------------------------------------------------------------------------
Chester Valley Bancorp Inc.              100.00     107.46      94.25     114.81     150.89      180.03
S&P 500*                                 100.00     107.44      91.74      75.17      75.54       90.04
NASDAQ Composite                         100.00     147.94      80.83      54.94      61.23       77.62
NASDAQ Bank Index*                       100.00      82.03     113.91     127.80     129.75      155.51
SNL Mid-Atlantic Bank Index              100.00     106.69     128.51     101.81     113.25      128.79

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004.
Used with permission. All rights reserved. crsp.com.

CERTAIN TRANSACTIONS OF MANAGEMENT AND OTHERS WITH THE COMPANY AND SUBSIDIARIES

     John J. Cunningham, III, a director of the Company, is a senior member in a law firm which the Company and its subsidiaries have retained during the last fiscal year and which the Company and its subsidiaries intend to retain during the current fiscal year. During the year ended December 31, 2003, the amount of legal fees paid to Mr. Cunningham's law firm did not exceed 5% of that firm's gross revenues for such fiscal year.

     James E. McErlane, Chairman, is a principal in a law firm which the Company and its subsidiaries have retained during the last fiscal year and which the Company and its subsidiaries intend to retain during the current fiscal year. During the year ended December 31, 2003, the amount of legal fees paid to Mr. McErlane's law firm did not exceed 5% of that firm's gross revenues for such fiscal year.

     All directors are eligible to participate in a deferred compensation plan whereby their fees may be deferred at their election. The deferral earns interest until such time as the compensation is withdrawn from the plan. Messrs. Borer, Clarke, Cunningham, McErlane and Todd as well as Ms. Wing Adler have elected to participate in the plan.

     Some current directors, nominees for director and executive officers of the Company and their associates were customers of and had transactions with or involving the Bank and/or PCIS in the ordinary course of business during the fiscal year ended June 30, 2004. Additional transactions may be expected to take place in the ordinary course of business in the future. Some of the Company's current directors and nominees for director are directors, officers, trustees or principal security holders of corporations or other organizations that were customers of, or had transactions with, the Bank or PCIS in the ordinary course of business during the last fiscal year.

     The outstanding loans and commitments to, and other financial transactions with, any current director, nominee for director or executive officer of the Company or with persons or business entities affiliated with any current director, nominee for director or executive officer of the Company were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collection or present other unfavorable features. It is expected that the Bank will continue to have similar transactions with such organizations in the future.


                       APPOINTMENT OF INDEPENDENT AUDITORS

                                 (PROXY ITEM 2)

     The Audit Committee of the Board of Directors of the Company has appointed KPMG LLP, Independent Registered Public Accounting Firm, as the Company's independent auditors for the fiscal year ending June 30, 2005, subject to ratification of such appointment by shareholders. The submission of the appointment of KPMG LLP for ratification by the shareholders is not required by law or by the Company's Bylaws. The Board of Directors is nevertheless submitting this appointment to shareholders to ascertain their views. If shareholders do not ratify the appointment, the selection of other Registered Independent Public Accounting firms will be reconsidered by the Audit Committee of the Board of Directors. Representatives of KPMG LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

AUDIT AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2004, and fees billed for other services rendered by KMPG LLP.

                                                    2003              2004
                                               ===============================

     Audit fees excluding audit related           $105,000          $132,000

     Audit related fees (1)                         39,000                --
                                               -------------------------------
       Total audit and audit related fees          144,000           132,000
                                               -------------------------------

       Tax related fees (2)                         32,000            25,000
                                               -------------------------------
     Total fees                                   $176,000          $157,000
                                               ===============================

     (1) Audit related fees consisted principally of review and testing of special accounting issues.
     (2) Tax fees include tax compliance, planning, research and return preparation services.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

                SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     The Company currently expects that next year's Annual Meeting of Shareholders will be held in October 2005. In order to be eligible for inclusion in the Company's proxy materials for such meeting, any shareholder proposal must be submitted in writing and received at the Company's executive office at 100 East Lancaster Avenue, Downingtown, PA 19335 by the close of business on May 20, 2005. In order to be considered for presentation at next year's Annual Meeting, although not included in the proxy statement, any shareholder proposal must be received in writing at the Company's executive office at the foregoing address on or before the close of business on July 31, 2005 (unless the 2005 Annual Meeting is not held on a date between September 25, 2005 and November 24, 2005, in which case the shareholder proposal must be received at least 45 days prior to the actual mailing date of the proxy materials for the 2005 Annual Meeting).


     All shareholder proposals for inclusion in the Company's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. All shareholder proposals, whether or not to be included in the Company's proxy materials, must also comply with the requirements contained in the Company's Bylaws. A copy of the current Bylaws may be obtained from the Secretary of the Company.

                                  ANNUAL REPORT

     A copy of the Company's Form 10-K, which includes the Annual Report to Shareholders for the fiscal year ended June 30, 2004, accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004 MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO MS. SHARON E. LEMON, SHAREHOLDER RELATIONS ADMINISTRATOR, CHESTER VALLEY BANCORP INC., 100 EAST LANCASTER AVENUE, DOWNINGTOWN, PENNSYLVANIA 19335.

                                  OTHER MATTERS

     Management knows of no business other than as described above that is planned to be brought before the Annual Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon according to their best judgment.


                                             BY ORDER OF THE BOARD OF DIRECTORS




                                             COLIN N. MAROPIS, SECRETARY

Downingtown, Pennsylvania
September 10, 2004

                                 REVOCABLE PROXY

                           CHESTER VALLEY BANCORP INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF CHESTER VALLEY BANCORP INC. FOR THE ANNUAL MEETING
                 OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2004

     The undersigned, hereby revoking any proxy previously given, hereby appoints Colin N. Maropis and Pamela Collins, and each of them individually, as attorneys and proxies, with full power of substitution for each of them, to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Chester Valley Bancorp Inc. (the "Company") to be held on Monday, October 25, 2004, at 10:00 A.M. at the Downingtown Country Club, Downingtown, Pennsylvania, and any adjournments thereof, and to vote the number of shares of the Company's common stock which the undersigned would be entitled to vote if personally present in the manner indicated herein and in accordance with the judgment of said proxies on any other business which may come before the Annual Meeting, all as set forth in the Notice of Annual Meeting and accompanying proxy statement, receipt of which the undersigned hereby acknowledges. This proxy may be revoked at any time prior to its exercise.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                                           14475

                      ANNUAL MEETING OF SHAREHOLDERS OF

                           CHESTER VALLEY BANCORP INC.

                                OCTOBER 25, 2004


[GRAPHIC OMITTED]




                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.


----------------------------------------------------------------------------------------------------------------------------
                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
----------------------------------------------------------------------------------------------------------------------------


                                                                                                             FOR  AGAINST ABSTAIN
                                                                                                             ----   ----   ----
1. Election of Directors:                                     2. Ratification of appointment of KPMG LLP.    |  |   |  |   |  |
                                                                                                             ----   ----   ----
---                             NOMINEES:
| |  FOR ALL NOMINEES           o Donna M. Coughey            DIRECTORS RECOMMEND A VOTE FOR THE PROPOSAL.
---                             o John J. Cunningham, III
                                o William M. Wright           THIS PROXY WILL BE VOTED (1) AS DIRECTED HEREON OR, IF NO DIRECTION
---                                                           IS GIVEN, FOR THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1 AND FOR
| |  WITHHOLD AUTHORITY                                       ITEM 2 AND (2) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS
---  FOR ALL NOMINEES                                         AS MAY PROPERLY COME BEFORE THE MEETING.

---                                                           PLEASE VOTE, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE
| |  FOR ALL EXCEPT                                           ENCLOSED ENVELOPE.
---  (See instructions below)




INSTRUCTION: To withhold authority to vote for any
------------ individual nominee(s), mark "FOR ALL
             EXCEPT" and fill in the circle next to
             each nominee you wish to withhold, as
             shown here:   o
--------------------------------------------------------------





--------------------------------------------------------------
To change the address on your account, please check     -----
the box at right and indicate your new address in the   |   |
address space above. Please note that changes to the    -----
registered name(s) on the account may be submitted via
this method.
--------------------------------------------------------------

                         -----------------------       --------                          -----------------------       --------
Signature of Shareholder |                     | Date: |      | Signature of Shareholder |                     | Date: |      |
                         -----------------------       --------                          -----------------------       --------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   APPENDIX A

                           CHESTER VALLEY BANCORP INC.

                             AUDIT COMMITTEE CHARTER

The Board of Directors of Chester Valley Bancorp Inc. has created a Committee of the Board to be known as the Audit Committee with its purpose, composition, term of office, and duties and responsibilities as follows:

PURPOSE

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Chester Valley Bancorp Inc. (the "Company") and the audits of the financial statements of the Company.

COMPOSITION

The Board of Directors shall annually appoint the members of the Audit Committee, each for a term of one year. The Committee will be comprised of at least three directors, each of whom will meet the independence and experience requirements established by the Nasdaq stock market ("Nasdaq"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC"). At least one member of the Committee shall be an "audit committee financial expert" as defined in SEC rules. One of the members shall be elected chairperson of the Committee by the members of the Committee.

DUTIES AND RESPONSIBILITIES

The Committee shall be directly responsible for the appointment, evaluation, retention, compensation and oversight of the work of the Company's independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting) in connection with the preparation or issuance of any independent audit report or related work, and the independent auditor shall report directly to the Committee.

The Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and shall have direct access to the independent auditor as well as anyone in the organization. The Committee shall have authority to retain, without approval from the Board or management and at the Company's expense, independent legal, accounting and other advisors that the Committee deems necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, to compensate the independent auditor, outside legal counsel, or any other advisor employed by the Committee, and to pay ordinary Committee administrative expenses that are necessary or appropriate in carrying out its duties.

The Committee has the powers and responsibilities delineated in this charter. It is not, however, the Committee's responsibility to prepare and certify the Company's financial statements, to guaranty the independent auditor's report, or to guaranty other disclosures by the Company. These are the fundamental responsibilities of management and the independent auditor. Committee members are not full-time Company employees and are not performing the functions of auditors or accountants.

The Committee shall have the following duties, responsibilities and authority. The Committee may delegate any portion of its duties and responsibilities to a subcommittee of the Committee or a member of the Committee as permitted by law and Nasdaq rules.

FINANCIAL REPORTING

o Review with management and the independent auditor the Company's Form 10-K prior to filing with the SEC, including the annual financial statements and disclosures contained therein, as well as any related certification, report, opinion or review rendered by management or the independent auditor.

o Review with management and the independent auditor the Company's quarterly reports on Form 10-Q, including the financial statements and disclosures contained therein, as well as any related certification, report, opinion or review rendered by management or the independent auditor.

o Prepare the audit committee report required by SEC rules to be included in the Company's annual proxy statement.

o Review with management and the independent auditor financial statements and other reports of a financial nature, discuss with the independent auditor its views or judgments on the integrity of such statements and reports, and resolve any disputes between management and the independent auditor that may have arisen in connection with the preparation of such statements and reports.

o Review the disclosures and certifications signed by the Chief Executive Officer and the Chief Financial Officer in connection with any periodic reports filed by the company with the SEC and discuss with such individuals significant deficiencies, if any, in the design or operation of the internal control system and any fraud or potential fraud involving management or employees in connection with any internal control function as required by the Sarbanes-Oxley Act of 2002.

THE INDEPENDENT AUDITOR

o Serve as the channel of communication between the independent auditor and the Board.

o Review any proposed retention or replacement of the independent auditor, and terminate the engagement of any independent auditor as the Committee deems necessary or appropriate.

o Review the qualifications and independence of the independent auditor, and any potential conflicts of interest that may exist between management and the independent auditor by obtaining at least annually a written statement from the independent auditor delineating all relationships between the Company and the independent auditor and/or its affiliates consistent with Independence Standards Board Statement Number 1 and by actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.

o    Review the independent auditor's proposed terms of its engagement.

o Review with the independent auditor the proposed scope of services and plan for the annual audit.

o Evaluate the performance of the independent auditor and make inquiries to determine that no improper influence was exerted on the conduct of the auditor by directors, management or employees of the Company.

o Review any material written communications between the management of the Company and the independent auditor including, without limitation, the independent auditor's observations on internal control matters, management letters and schedule of unadjusted differences, if any, or any other audit problems or difficulties as well as management's response.

o    Ensure the regular rotation of the lead audit partner as required by
     Section 10A(j) of the Exchange Act and any independent auditor rotations that may be required by law or as otherwise appropriate.

o At least annually, obtain and review reports from the independent auditor describing (i) the independent auditor's quality control procedures, (ii) any material issues concerning the independent auditor's quality control raised in the most recent independent peer review report, and (iii) issues concerning audits conducted by the independent auditor within the past five years raised by a governmental or professional authority.

o Pre-approve all audit and non-audit services performed on behalf of the Company by the independent auditor, subject to de minimis exceptions for non-audit services that are approved by the Committee prior to the completion of the audit, and ensure that the approval of such non-audit services is properly disclosed by the Company. The Committee may delegate pre-approval authority for any services to one or more members of the Committee, provided that any pre-approval granted by such member or members is reviewed by the Committee at its next scheduled meeting.

o Ascertain annually from the independent auditor whether the Company has issues under Section 10A(b) of the Exchange Act.

o Take any measures it determines to be appropriate to set, and recommend for Board approval, hiring policies for the Company as to employees or former employees of the independent auditor that are consistent with Section 10A(l) of the Exchange Act.

INTERNAL AUDITORS

o Annually review and approve the internal audit plan and any material changes to audit methodology.

o Review significant findings of the internal auditors and management's responses to those findings including the risk attributed to unresolved issues.

FINANCIAL REPORTING PRINCIPLES AND POLICIES

o Review with the independent auditor and management all critical accounting and financial reporting policies, practices and procedures to be used by the Company.

o Review with the independent auditor all alternative treatments of financial information as permitted by GAAP that have been discussed with the management of the Company, including the ramifications of such alternative treatments and proper disclosure thereof, as well as any treatment of such financial information that may have been preferred by the independent auditor.

o Review major changes and other major questions of choice with respect to the appropriate auditing and accounting principles, policies and practices used in the preparation of the Company's financial statements, when presented by the independent auditor, management, or otherwise.

INTERNAL CONTROLS AND PROCEDURES

o Annually review with management and the independent auditor (i) the basis for disclosures made in the annual report to stockholders regarding the control environment of the Company, and (ii) the reports required under the Federal Deposit Insurance Corporation Improvement Act of 1991. Review all regulatory reports submitted to the Company or the Board and monitor management's response to them.

o At least annually consider, in consultation with management and the independent auditor, the adequacy of the Company's internal controls including the resolution of identified material weaknesses and reportable conditions, if any.

o Review deficiencies, if any, identified by management in the design and operation of internal controls which may be contained in the CEO/CFO certifications required by the Sarbanes-Oxley Act of 2002.

o Review policies and procedures with respect to risk assessment and risk management.

OTHER DUTIES

o    The Committee shall establish and ensure that procedures are in place for
     (i) the receipt, retention and treatment of complaints received by the Company from any source, either internally or externally, regarding accounting, internal accounting controls or auditing matters, and (ii) the submission by employees of the Company, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters.

o Review and approve quarterly earnings press release unless full Board approval has occurred.

o At least annually, review with counsel significant pending litigation that may have a material impact on the Company's financial statements. The Committee shall be informed of any significant litigation on a timely basis.

o Annually review and approve management's assessment of the company's vulnerability to interruption in providing information, the impact of such disruption on the Company's operations, and the methods employed to reduce or eliminate such risk and/or impact.

o Approve a security program and, at least annually, receive a report from the security officer on the implementation, administration and effectiveness of the security program.

o    Review and approve all related party transactions.

ADMINISTRATIVE

o    Meet in executive session at least twice a year.

o Meet separately, at least quarterly, with management, internal auditors, and external auditors.

o Maintain minutes of its meetings and report its activities to the Board on a regular basis, making any recommendation that the Committee deems appropriate.

o Annually review the adequacy of this charter and recommend any proposed changes to the Board for approval.

o    Annually evaluate the performance of the Committee.

o Perform any other activities consistent with this charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

In carrying out the foregoing responsibilities the Committee's policies and procedures should remain flexible in order to react to changing conditions and the environment and to assure the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

Approved this 25th day of August, 2004.

/s/ Emory S. Todd, Jr., CPA
----------------------------------------
Emory S. Todd, Jr., CPA

Chairman of the Audit Committee

                                   APPENDIX B

                           CHESTER VALLEY BANCORP INC.

                          NOMINATING COMMITTEE CHARTER


PURPOSE:

     The Nominating Committee has been established by the Board of Directors to identify and recommend to the Board qualified candidates for election or appointment to the Company's Board of Directors.

MEMBERSHIP:

     The Nominating Committee shall consist of a minimum of two members of the Board of Directors, all of whom shall be "independent" as defined by applicable rules of the Nasdaq Stock Market and the Securities and Exchange Commission. The members of the Nominating Committee shall be appointed by and serve at the pleasure of the Board of Directors.

RESPONSIBILITIES AND AUTHORITY:

     The responsibilities and authority of the Nominating Committee shall include the following:

     1. The Nominating Committee shall determine the desired qualifications, expertise and characteristics for potential directors and ensure that each director nominee shall meet the qualifications so determined and specified by the Nominating Committee, including that the director nominee possess personal and professional integrity, has good business judgment, relevant experience and skills and will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company's shareholders;

     2. The Nominating Committee shall identify and recommend to the Board director nominees for election at the annual meeting of shareholders;

     3. In the event that a director vacancy arises, the Nominating Committee shall seek and identify a qualified director nominee to be recommended to the Board for either appointment to the Board to serve the remainder of the term of the director position that is vacant or election at the stockholders' annual meeting;

     4. Prior to nominating an existing director for reelection to the Board of Directors, the Nominating Committee shall consider and review the existing director's: Board and committee meeting attendance and performance; length of Board service; experience and skills, and the contributions that the existing director brings to the Board; and, as may be required, independence;

     5. The Nominating Committee shall consider and evaluate stockholder nominees for election to the Board, if any;

     6. The Nominating Committee may establish policies applicable to consideration of stockholder-recommended candidates, and shall establish the procedures by which stockholders may recommend director candidates;

     7. The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

MEETINGS:

     The Nominating Committee shall meet at least once annually and otherwise as necessary in response to the needs of the Board of Directors and to fulfill its responsibilities hereunder. Any member of the Nominating Committee may request the Chairman of the Nominating Committee to call a meeting. The Nominating Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors, and the Chairman of the Nominating Committee shall report on the matters arising at any Nominating Committee meeting at the next regularly scheduled Board meeting following such Committee meeting.